UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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ATLAS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATLAS FINANCIAL HOLDINGS, INC.
150 NW Point Boulevard
Elk Grove Village, Illinois 60007

To the Shareholders of Atlas Financial Holdings, Inc.:

You are cordially invited to attend the extraordinary general meeting of shareholders (the “Meeting”) of Atlas Financial Holdings, Inc. (the “Company”), to be held at the offices of the Company, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007 on - Friday, December 7, 2012, at 10 a.m., Central Standard Time, to consider and vote upon the following proposals:

1.
To consider and vote upon a special resolution to effect a share consolidation or reverse stock split of the Company's ordinary shares, par value $.001 per share (the “Ordinary Shares”), and restricted voting common shares, par value $.001 per share (the “Restricted Shares”) at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), and with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements;

2.
To consider and vote upon a special resolution to amend Article SIX of the Company's Memorandum of Association to reflect the Reverse Split (the “Amendment” and the proposal the “Amendment Proposal”) with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements; and

3.	Such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL AND A VOTE “FOR” THE AMENDMENT PROPOSAL.

The Board has fixed the close of business on October 31, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement, which are first being mailed to our shareholders on or about November 16, 2012.

Your vote is very important to us regardless of the number of shares you own.  Whether or not you are able to attend the Meeting in person, please follow the voting instructions on the enclosed proxy card to vote your shares.  Granting a proxy will not limit your right to vote in person if you wish to attend the Meeting and vote in person.

By Order of the Board,

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

October 29, 2012

ATLAS FINANCIAL HOLDINGS, INC.
150 NW Point Boulevard
Elk Grove Village, Illinois 60007

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 7, 2012

 To the Shareholders of Atlas Financial Holdings, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atlas Financial Holdings, Inc. (the “Company”) for use at the extraordinary general meeting of shareholders of the Company and at all adjournments and postponements thereof (the “Meeting”).  The Meeting will be held at the offices of the Company, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007, on Friday, December 7, 2012, at 10 a.m., Central Standard Time, to consider and vote upon the following proposals:

1.
To consider and vote upon a special resolution to effect a share consolidation or reverse stock split of the Company's ordinary shares, par value $.001 per share (the “Ordinary Shares”), and restricted voting common shares, par value $.001 per share (the “Restricted Shares”) at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), and with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements;

2.
To consider and vote upon a special resolution to amend Article SIX of the Company's Memorandum of Association to reflect the Reverse Split (the “Amendment” and the proposal the “Amendment Proposal”) with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements; and

3.	Such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE REVERSE SPLIT PROPOSAL AND A VOTE “FOR” THE AMENDMENT PROPOSAL.

Holders of record of our Ordinary Shares and our Restricted Shares (collectively the “Voting Shares”) at the close of business on October 31, 2012 (the “Record Date”) will be entitled to notice of and to vote, as further described herein, at the Meeting or any adjournment or postponement thereof.  Each Ordinary Share entitles the holder thereof to one vote. Each Restricted Share entitles the holder thereof to one hundred and sixty six thousandths (.166) of one vote, such that the Restricted Shares as a class shall not carry more than 30% of the aggregate votes, after giving effect to the voting power of the Ordinary Shares.

Your vote is important, regardless of the number of voting shares you own. Both the Reverse Split Proposal and the Amendment Proposal require the affirmative vote of not less than two-thirds of those shareholders that, being entitled to do so, vote in person or by proxy at the Meeting, assuming the presence of a quorum. The Ordinary Shares and Restricted Shares will vote together as a single class.

Proxies must be received by the Company's transfer agent, Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the Meeting or any adjournment or postponement thereof (the “Cut-off Time”). Late proxies may be accepted or rejected by the chairman of the Meeting in his or her discretion.

A complete list of shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive offices of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

Even if you plan to attend the Meeting in person, it is strongly recommended that you follow the voting instructions on the enclosed proxy card to vote your shares, to ensure that your shares will be represented at the Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about November 16, 2012.

By Order of the Board,

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

October 29, 2012

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR VOTING SHARES WILL BE VOTED IN FAVOR OF THE REVERSE SPLIT PROPOSAL AND IN FAVOR OF THE AMENDMENT PROPOSAL.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION	4
THE EXTRAORDINARY GENERAL MEETING	5
Date, Time, Place and Purpose of the Meeting	5
Record Date; Voting and Quorum, Mailing Date	5
Disclosure Regarding Offers Made to Holders of Ordinary Shares	5
Required Vote	6
Voting	6
Revocability of Proxies Attendance at the Meeting Solicitation of Proxies No Right of Appraisal Other Business Expenses Principal Offices	6 6 6 7 7 7 7
PROPOSAL ONE- APPROVAL OF A SPECIAL RESOLUTION TO EFFECT A SHARE CONSOLIDATION OF THE COMPANY'S ORDINARY SHARES AND RESTRICTED VOTING COMMON SHARES AND	8
General Reasons for the Reverse Split Nasdaq Requirements for Listing Potential Disadvantages of the Reverse Split Effecting the Reverse Split Anti-Takeover and Dilutive Effects Accounting Consequences United States Federal Income Tax Consequences Certain Canadian Federal Income Tax Considerations	8 9 9 10 10 12 12 13 13
PROPOSAL TWO - ADOPTION OF AN AMENDMENT TO ARTICLE SIX OF THE COMPANY'S AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION TO REFLECT THE REVERSE SPLIT	15
General Text of Proposed Amendment Effective Date	15 15 15
OTHER INFORMATION	16
Principal Shareholders Shareholder Proposals Interest of Informed Persons in Material Transactions Auditor of the Company Management Contracts Where You Can Find Additional Information	16 17 17 17 17 18

ATLAS FINANCIAL HOLDINGS, INC.
150 NW Point Boulevard
Elk Grove Village, Illinois 60007

PROXY STATEMENT AND INFORMATION CIRCULAR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
to be held on Friday, December 7, 2012, 10 a.m. CST
150 NW Point Boulevard
Elk Grove Village, Illinois 60007
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why am I receiving this proxy statement?
This proxy statement describes the proposals on which our Board of Directors would like you, as a shareholder, to vote at our extraordinary general meeeting (the “Meeting”) of the shareholders, which will take place on Friday, December 7, 2012 at 10 a.m. Central Standard Time at the offices of the Company, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007.
This proxy statement also gives you information on the proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about November 16, 2012 to all shareholders of record entitled to vote at the Meeting.
In this proxy statement, we refer to Atlas Financial Holdings, Inc. as the “Company”, “we”, “us” or “our.”
Who can vote at the Meeting of shareholders?
Shareholders who owned ordinary shares, par value $.001 per share (“Ordinary Shares”) or restricted voting common shares, par value $.001 per share (“Restricted Shares” and together with the Ordinary Shares, the “Voting Shares”) on October 31, 2012 (the “Record Date”) may attend and vote at the Meeting. There were 5,149,125 Ordinary Shares and 13,284,028 Restricted Shares outstanding on the Record Date. Each Ordinary Share entitles the holder thereof to one vote and each Restricted Share entitles the holder thereof to one hundred and sixty six thousandths (.166) of one vote, such that the Restricted Shares as a class shall not carry more than 30% of the aggregate votes, after giving effect to the voting power of the Ordinary Shares. The Ordinary Shares and Restricted Shares will vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Shareholders, Officers and Directors” on page 17 of this proxy statement.
What is the proxy card?
The proxy card enables you to appoint Scott D. Wollney, our President, Chief Executive Officer and a Director, and/or Gordon G. Pratt, our Chairman of the Board, as your representative at the Meeting. A shareholder who wishes to appoint some other person (who need not be a shareholder) as his or her representative at the Meeting may do so by either: (i) crossing out the names of the management nominees AND legibly printing the other person's name in the blank space provided in the accompanying proxy card; or (ii) completing another valid form of proxy. By completing and returning the proxy card as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxyholder will vote your shares, under your proxy, according to their best judgment.

You are being asked to consider and vote upon (i) a special resolution to effect a share consolidation or reverse split of the Company's Ordinary Shares and Restricted Shares at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), and (ii) an amendment to Article SIX of the Company's Memorandum of Association to reflect the Reverse Split (the “Amendment” and the proposal the “Amendment Proposal”). We will also transact any other business that properly comes before the Meeting.

How does the Board of Directors recommend that I vote?
The Board of Directors of the Company (the “Board of Directors” or the “Board”) unanimously recommends that shareholders vote “FOR” the Reverse Split Proposal and vote “FOR” the Amendment Proposal.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record / Registered Shareholders
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equity Financial Trust Company, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.
How do I vote?
(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. Proxies must be received by the Company's transfer agent, Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the Meeting or any adjournment or postponement thereof (the “Cut-off Time”). Late proxies may be accepted or rejected by the chairman of the Meeting in his or her discretion. If we receive your proxy card prior to the Cut-off Time and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxyholders if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•
FOR the approval of the special resolution to effect a one-for-three share consolidation of the Ordinary Shares and Restricted Shares and adoption of an amendment to Article SIX of the Company's Memorandum of Association; and

•	according to the best judgment of either Mr. Wollney and/or Mr. Pratt if a proposal comes up for a vote at the Meeting that is not on the proxy card.
     (2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.
What does it mean if I receive more than one proxy card?
You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?
You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.
 Please note, however, that if your shares are held by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Will my shares be voted if I do not sign and return my proxy card?
If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How many votes are required to approve the Reverse Split Proposal?

The Reverse Split Proposal requires the affirmative vote of not less than two-thirds of those shareholders that, being entitled to do so, vote in person or by proxy at the Meeting, assuming the presence of a quorum. The Ordinary Shares and Restricted Shares will vote together as one class.

How many votes are required to approve the Amendment Proposal?

The Amendment Proposal requires the affirmative vote of not less than two-thirds of those shareholders that, being entitled to do so, vote in person or by proxy at the Meeting, assuming the presence of a quorum. The Ordinary Shares and Restricted Shares will vote together as one class.
What happens if I do not indicate how to vote my proxy?
If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our shareholders at the Meeting.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where do I find the voting results of the Meeting?
We will announce voting results at the Meeting.
Who can help answer my questions?
You can contact our counsel, Adam Mimeles Esq. of Ellenoff Grossman & Schole LLP at (212) 370-1300 or by sending a letter to Scott Wollney at the offices of the Company at 150 NW Point Boulevard, Elk Grove Village, Illinois 60007 with any questions about proposals described in this proxy statement or how to execute your vote.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This proxy statement contains “forward-looking information” which may include, but is not limited to, statements with respect to; trends affecting financial condition and results of operations; the Company's ability to execute on its strategic plan, including with respect to the ability to raise capital through an underwritten financing as described herein; the timing of and other procedural matters associated with the reverse split and the listing of the Company's shares on the Nasdaq Capital Market; the anticipated beneficial effects of the Reverse Split Proposal and Amendment Proposal on the Company's share price, the availability and terms of additional capital; dependence on strategic partners; the competitive and regulatory environment and other factors referenced in this proxy statement. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, general business, economic, competitive, political, regulatory and social uncertainties, and the risk factors discussed in the “Risk Factors” section of the Company's Form 10-K for the year ended December 31, 2011. All such forward looking information and statements are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances, which assumptions include but are not limited to the positive benefits of listing the Company's shares on the Nasdaq Capital Market. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Forward-looking statements contained herein are made as of the date of this proxy statement and the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise, except as required by applicable law. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements due to the inherent uncertainty in them.

THE EXTRAORDINARY GENERAL MEETING

We are furnishing this proxy statement to you, as a shareholder of Atlas Financial Holdings, Inc., as part of the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at our Meeting of shareholders to be held on December 7, 2012, or any adjournment or postponement thereof (the “Meeting”).  In this proxy statement, the terms “Atlas,” “Company,” “we,” “our,” “ours,” and “us” refer to Atlas Financial Holdings, Inc., a Cayman Islands corporation, and its subsidiaries.

Date, Time, Place and Purpose of the Meeting

This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by our Board for use at the Meeting, to be held at the offices of the Company, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007, on Friday, December 7, 2012, at 10 a.m., Central Standard Time. You are cordially invited to attend the Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

1.
To consider and vote upon a special resolution to effect a share consolidation or reverse stock split of the Company's ordinary shares, par value $.001 per share (the “Ordinary Shares”), and restricted voting common shares, par value $.001 per share (the “Restricted Shares”) at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), and with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements;

2.
To consider and vote upon a special resolution to amend Article SIX of the Company's Memorandum of Association to reflect the Reverse Split (the “Amendment” and the proposal the “Amendment Proposal”) with such special resolution to become effective upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements; and

3.	Such other procedural matters as may properly come before the Meeting or any adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” the approval of Reverse Split Proposal and a vote “FOR” the approval of the Amendment Proposal.

Record Date, Voting and Quorum, Mailing Date

Our Board fixed the close of business on October 31, 2012, as the record date (the “Record Date”) for the determination of holders of our outstanding shares entitled to notice of and to vote on all matters presented at the Meeting.  As of the record date, there were 5,149,125 Ordinary Shares and 13,284,028 Restricted Shares outstanding and entitled to vote.  Each Ordinary Share entitles the holder thereof to one vote and each Restricted Share entitles the holder thereof to one hundred and sixty six thousandths (.166) of one vote, such that the Restricted Shares as a class shall not carry more than 30% of the aggregate votes, after giving effect to the voting power of the Ordinary Shares. Accordingly, a total of 7,355,892 votes may be cast at the Meeting.

Two or more holders of the Ordinary Shares or Restricted Shares holding at least five percent of the aggregate votes present in person or by proxy and entitled to vote at the Meeting, shall form a quorum.

The Proxy Statement is first being mailed to shareholders of the Company on or about November 16, 2012.

Disclosure Regarding Offers Made to Holders of Ordinary Shares

In the event that an offer is made to purchase Ordinary Shares and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange on which the Ordinary Shares are then listed, to be made to all or substantially all of the holders of Ordinary Shares, each Restricted Share shall become convertible at the option of the holder into one Ordinary Share at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Restricted Shares for the purpose of depositing the resulting Ordinary Shares pursuant to the offer and for no other reasons, including notably with respect to voting rights attached thereto, which are deemed to remain subject to the provisions concerning the voting rights for Restricted Shares notwithstanding their conversion.

Required Vote

The Reverse Split Proposal and the Amendment Proposal require the affirmative vote of not less than two-thirds of those shareholders that, being entitled to do so, vote in person or by proxy at the Meeting, assuming the presence of a quorum. The Ordinary Shares and Restricted Shares will vote together as one class.

Voting

Shareholders may vote their shares:

•	By Mail: by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed post-prepaid envelope.

•	In Person: by attending the Meeting and voting their shares in person.

Our Board is asking for your proxy.  Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for or against the proposals, abstain from voting or withhold your vote for the proposals.  All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted “FOR” the approval of the Reverse Split Proposal and “FOR” the approval of the Amendment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact us at (847) 472-6700.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Meeting.  A proxy may be revoked by filing with our Secretary (Atlas Financial Holdings, Inc., 150 NW Point Boulevard, Elk Grove Village, Illinois 60007) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Meeting and voting in person.

Simply attending the Meeting will not constitute revocation of your proxy.  If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Meeting

Only holders of Ordinary Shares and Restricted Shares, their proxy holders and guests we may invite may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you may bring an account statement showing that you beneficially owned shares of Atlas as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company.  Some banks and brokers have customers who beneficially own Voting Shares in the names of nominees.  We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.  If any additional solicitation of the holders of our outstanding Voting Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.  The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Cayman Islands law nor our Memorandum or Articles of Association provides for appraisal or other similar rights for dissenting shareholders in connection with the proposal to be voted upon at the Meeting.  Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Other Business

Only certain procedural matters may be properly brought before the Meeting without the consent of all shareholders entitled to receive notice of the Meeting. No Special Business, as defined below, shall be transacted at the Meeting without the consent of all shareholders entitled to receive notice of the Meeting. Special Business is defined as all matters requiring a shareholder vote except consideration of the accounts, balance sheets and any report of the Board or of the auditors thereon, the appointment and removal of directors, the appointment of the auditors and the fixing of the remuneration of the auditors. We are not currently aware of any procedural matters to be acted upon at the Meeting.  The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Meeting and with respect to any other matters which may properly come before the Meeting.  If other matters do properly come before the Meeting, or at any adjournment or postponement of the Meeting, we expect that Voting Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of Voting Shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Principal Offices

The principal executive offices of our Company are located at Atlas Financial Holdings, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007. The Company's telephone number at such address is (847) 472-6700.

PROPOSAL ONE - APPROVAL OF A SPECIAL RESOLUTION
TO EFFECT A SHARE CONSOLIDATION OF THE COMPANY'S
ORDINARY SHARES AND RESTRICTED VOTING COMMON SHARES

General

On October 26, 2012, our Board unanimously approved the calling of the Meeting at which shareholders are being asked to consider passing a special resolution to effect a share consolidation or reverse split of the Company's Ordinary Shares and Restricted Shares at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”).
The intention of the Board in effecting the Reverse Split is to increase the stock price of our Ordinary Shares, which are currently trading on the TSX Venture Exchange (“TSX-V”), to a level sufficiently above the US$3.00 minimum bid price requirement that is required for initial listing on the Nasdaq Capital Market. Accordingly, Atlas will file the notice of special resolution with the Registrar of Companies of the Cayman Islands immediately following our receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements.
While the purpose of the Reverse Split is to affect solely the Ordinary Shares, our Articles of Association provide that no subdivision or consolidation of the Ordinary Shares or Restricted Shares may occur unless, simultaneously, the Ordinary Shares and the Restricted Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the respective rights of the holders of the Voting Shares. As a result, the holders of our Ordinary Shares and Restricted Shares shall each be entitled to vote on the Reverse Split. Additionally, our Article of Association provide that the conversion rights of our preferred shares, par value $0.001 per share (the “Preferred Shares”) shall be equitably adjusted to provide for the issuance (upon subsequent conversion) of an equal amount of additional Ordinary Shares or Restricted Shares or other assets, rights, warrants or other securities as if the Preferred Shares had been converted at that time. Preferred Shares are not entitled to vote on the Reverse Split Proposal, however if the Reverse Split Proposal is approved, the conversion rate of the Preferred Shares, which are convertible into Ordinary Shares at the option of the holder at any date that is after December 31, 2015, the fifth year after issuance, at the rate of 0.3808 Ordinary Shares for each Preferred Share, shall be adjusted such that the conversion rate will be .12693 Ordinary Shares for Each Preferred Share. The Company has issued and outstanding 18,000,000 Preferred Shares.
One principal effect of the Reverse Split would be to decrease the number of outstanding shares of each of our Ordinary Shares and Restricted Shares. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our Ordinary Shares and Restricted Shares outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Voting Shares would not be affected by the Reverse Split. The table below sets forth the voting rights of our Voting Shares before and after the Reverse Split based on 5,149,125 Ordinary Shares and 13,284,028 Restricted Shares outstanding as of October 31, 2012 (assuming no additional share issuances between October 31, 2012 and the Effective Time).

	Ordinary Shares*				Restricted Shares*
	Prior to the Reverse Split	Percentage of Voting Shares**	Number of Votes After Reverse Split	Percentage of Voting Shares**	Prior to the Reverse Split**	Percentage of Voting Shares**	Number of Votes After Reverse Split**	Percentage of Voting Shares**
Aggregate Number of Votes	5,149,125	70%	1,716,375	70%	13,284,028	30%	4,428,009	30%

* The Reverse Split will also effect the conversion rate of the Preferred Shares such that following the Reverse Split, the conversion rate will be adjusted to ensure that upon conversion the holders of the Preferred Shares will hold the same percentage of Ordinary Shares as they would have held prior to the Reverse Split.

** The holders of the Ordinary Shares shall have the right to receive notice of, attend at and vote at any Meeting of the Company. The holders of the Restricted Shares have the right to receive notice of, attend at and vote as a shareholder at any Meeting of the Company, PROVIDED THAT if the number of outstanding Restricted Shares exceeds 30% of the total number of all issued and outstanding Voting Shares of the Company, the votes attached to each Restricted Share will decrease automatically without further act or formality to equal the maximum permitted vote per Restricted Share such that the Restricted Shares as a class shall not carry more than 30% of the aggregate votes.

The Reverse Split will not have any dilutive effect on our shareholders. In addition, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain the same because the authorized number of our Ordinary Shares and Restricted Shares will be decreased in proportion to the Reverse Split at the Effective Time. As a result, the number of Ordinary Shares authorized will decrease from 800,000,000 to 266,666,667 and the number of Restricted Shares authorized will decrease from 100,000,000 to 33,333,333. The Reverse Split is not part of a broader plan to take us private.
Reasons for the Reverse Split
The Board of Director's primary objective in proposing the Reverse Split is to raise the per share trading price of our Ordinary Shares, which are currently trading only on the TSX-V, to allow for a listing of our Ordinary Shares on the Nasdaq Capital Market. Upon receiving shareholder approval, the Board will file the notice of special resolution with the Registrar of Companies of the Cayman Islands immediately following our receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements. On September 7, 2012, we applied to have our Ordinary Shares initially listed on the Nasdaq Capital Market. On September 28, 2012, we received a letter from the Nasdaq Staff advising, among other things, that for our listing application to be accepted, the bid price of our Ordinary Shares had to be trading above US$3.00 per share for at least five days prior to inclusion on the Nasdaq Capital Market. Our Board of Directors determined that by increasing the market price per share of our Ordinary Shares, we would meet the requirements of Nasdaq Marketplace Rule 5505(a)(1)(B) and our Ordinary Shares could be initially listed on the Nasdaq Capital Market. Our Board of Directors concluded that the liquidity and marketability of our Ordinary Shares in the United States may be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Ordinary Shares. Our Board of Directors believes that current and prospective investors may view an investment in our Ordinary Shares more favorably if our Ordinary Shares are quoted on the Nasdaq Capital Market.
Our Board of Directors also has confidence that the Reverse Split and any resulting increase in the per share price of our Ordinary Shares should enhance the acceptability and marketability of our Ordinary Shares to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Ordinary Shares, although we have not been specifically advised that this is a reason for not investing in our Ordinary Shares. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Ordinary Shares.
We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Ordinary Shares will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Ordinary Shares will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be initially listed on the Nasdaq Capital Market, or once initially listed, that we will be able to maintain such listing.
Nasdaq Requirements for Listing

On September 7, 2012, we applied to have our Ordinary Shares initially listed on the Nasdaq Capital Market. In order to initially list our Ordinary Shares on the Nasdaq Capital Market, among other requirements which have or will all be satisfied, our Ordinary Shares must maintain a minimum bid price of at least $3.00 pursuant to Nasdaq Marketplace Rule 5505(a)(1)(B). On September 28, 2012, we received a letter from the Nasdaq Staff advising that, among other things, our Ordinary Shares cannot be initially listed unless the bid price of our Ordinary Shares had closed above the minimum US$3.00 per share on the TSX-V for at least five consecutive days prior to listing. Our Ordinary Shares have not traded above US$2.00 on the TSX-V over the past 52 weeks.
Our Board of Directors has considered the potential harm to us of our Ordinary Shares not being listed on the Nasdaq Capital Market and has concluded that even though the desired effects cannot be assured, it is in the best interests of our Company and our shareholders to effect the Reverse Split to help attain a US$3.00 bid price and ensure compliance with the listing requirements of the Nasdaq Capital Market.

Potential Disadvantages of the Reverse Split
As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Ordinary Shares by up to factor of three. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding Ordinary Shares will increase the market price of our Ordinary Shares, we cannot assure you that the Reverse Split will increase the market price of our Ordinary Shares by an equivalent multiple, or result in any permanent increase in the market price of our Ordinary Shares. The price of our Ordinary Shares is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.
The number of shares held by each individual shareholder would be reduced if the Reverse Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, the Nasdaq Marketplace Rules require that we have 300 round lot shareholders in order to be initially listed. While the Reverse Split will potentially reduce the number of round lot shareholders that we currently have, prior to our initial listing, we anticipate effectuating a financing which should result in the Company having greater than 300 round lot holders. Second, the transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.
The Reverse Split is also subject to the approval of the TSX-V. TSX-V policies require listed issuers to have a minimum of 150 public holders of "board lots" (100 shares). The Reverse Split may initially reduce the number of board lots below the number required to maintain listing on the TSX-V. As noted above, however, we anticipate effectuating a financing which should result in the Company having greater than 300 board lots.
Although our Board of Directors believes that the decrease in the number of our Ordinary Shares outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Ordinary Shares could encourage interest in our Ordinary Shares and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.
Effecting the Reverse Split
Pursuant to certain resolutions adopted by the Board on October 26, 2012 and Section 62 of the Cayman Island Companies Law and subject to receiving the required regulatory approvals, the Company will file the notice of special resolution with the Registrar of Companies of the Cayman Islands immediately following our receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements. The Company will be compelled to file the notice of the special resolution, even if the price of our Ordinary Shares is above US$3.00 at the time the Reverse Split is to be effected, as long as the Company closes an offering that enables us to meet all of the Nasdaq listing requirements. The Reverse Split will be effective as of the date of filing with the Registrar of Companies in the Cayman Islands (the “Effective Time”).
We are currently pursuing a five million dollar ($5,000,000) underwritten offering with Sandler, O'Neill and Partners L.P. that would enable us to meet the Nasdaq listing requirements. We have filed a registration statement with the Securities and Exchange Commission on Form S-1 (File No. 333-183276, the “Registration Statement”) and a preliminary short form prospectus with the securities regulatory authorities in each of the provinces of British Columbia, Alberta and Ontario (the “Preliminary Short Form Prospectus”) describing the offering.
Upon the filing of the notice of special resolution, without further action on our part or our shareholders, the outstanding Ordinary Shares and Restricted Shares held by shareholders of record as of the Effective Time would be converted into a lesser number of shares of Ordinary Shares and Restricted Shares, respectively, based on a Reverse Split ratio of one-for-three. For example, if you presently hold 600 shares of our Ordinary Shares or our Restricted Shares, you would hold 200 shares of our Ordinary Shares or Restricted Shares following the Reverse Split. Additionally, the conversion rate for our Preferred Shares, as described above, will be converted to reflect the Reverse Split.
Effect on Outstanding Shares, Options and Certain Other Securities
If the Reverse Split is implemented, the number of our Ordinary Shares and Restricted Shares owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Ordinary Shares and Restricted Shares owned by each shareholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such shareholder would have received as a result of the Reverse Split. The number of our Ordinary Shares that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Ordinary Shares (no such options or other convertible securities exist for our Restricted Shares), and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	After the Reverse Split (1)

Warrants	3,983,502	1,327,834
Options	401,849	133,950
(1) - Assumes no additional issuances of options or warrants between October 31, 2012 and the Effective Time.
Effect on Registration and Stock Trading
Our Ordinary Shares are the subject of the pending Registration Statement on Form S-1 pursuant to the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The proposed Reverse Split will not affect the registration of our Ordinary Shares. On August 13, 2012, the Company filed the Preliminary Short Form Prospectus for a treasury offering of its Ordinary Shares and a secondary offering of its Ordinary Shares.
If the proposed Reverse Split is implemented and our application for initial listing is otherwise accepted, our Ordinary Shares will be initially listed on the Nasdaq Capital Market under the symbol “AFH”.
Fractional Shares; Exchange of Stock Certificates
Our Board of Directors does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to shareholders who would otherwise hold a fractional share because the number of shares of Ordinary Shares or Restricted Shares they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of Ordinary Shares or Restricted Shares as rounded up to the nearest whole share. For example, if a shareholder holds 150.75 Ordinary Shares following the Reverse Split, that shareholder will receive certificate representing 151 Ordinary Shares. No shareholders will receive cash in lieu of fractional shares.
As of October 31, 2012, we had 100 holders of record of our Ordinary Shares (although we have significantly more beneficial holders) and 1 holder of record of our Restricted Shares. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Split.
On or after the Effective Time, we will mail a letter of transmittal to each shareholder. Each shareholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company's transfer agent) the shareholder's old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Shareholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Shareholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder, if elected in the letter of transmittal, a new stock certificate after receipt of that shareholder's properly completed letter of transmittal and old stock certificate(s). A shareholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that shareholder's shares electronically in book-entry form with our transfer agent.
Certain of our registered holders of Voting Shares hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our Voting Shares. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, the shareholder will need to return a properly executed and completed letter of transmittal.
Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

Shareholders will not have to pay any service charges in connection with the exchange of their certificates.
Authorized Shares
Provided the Reverse Split Proposal and the Amendment Proposal are approved, the authorized number of our Ordinary Shares (800,000,000) and Restricted Shares (100,000,000) will be decreased in proportion to the Reverse Split at the Effective Time such that we will have 266,666,667 Ordinary Shares authorized and 33,333,333 Restricted Shares authorized. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain unchanged. The authorized but unissued Ordinary Shares and Restricted Shares will be available for issuance at such times and for such purposes as our Board of Directors may deem advisable without further action by our shareholders, except as required by applicable laws and regulations. Authorized but unissued Ordinary Shares and Restricted Shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the authorized shares for any purposes. The Board of Directors believes that the number of Ordinary Shares and Restricted Shares available for issuance following the Reverse Split and the Amendment will be sufficient to support our projected need for additional equity capital.
If our Ordinary Shares are initially listed on the Nasdaq Capital Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of Ordinary Shares equal to or greater than 20% of our then outstanding shares of Ordinary Shares in connection with a private refinancing or an acquisition or merger, unless an exemption is available from such approval. Such an exemption would be available if our Audit Committee authorized the filing of a prior written application with Nasdaq to waive the shareholder vote requirement if it believed the delay associated with securing such vote would seriously jeopardize our financial viability and Nasdaq granted us such an exemption.
The Company will also remain subject to the policies of the TSX-V.
In accordance with our amended and restated Memorandum of Association and Cayman Islands law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.
Anti-Takeover and Dilutive Effects

We are not effectuating this Reverse Split to establish any barriers to a change of control or acquisition of our Company. The Ordinary Shares and Restricted Shares that are authorized but unissued provide our Board of Directors with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. While these authorized but unissued shares may also be used by our Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable, the Reverse Split does not affect our Board of Directors' authority to issue additional shares from time to time without delay or further action by the shareholders except as may be required by applicable law, the Nasdaq rules or the policies of the TSX-V. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board of Directors have any present intent to use the authorized but unissued Ordinary Shares or Restricted Shares to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.
In addition, the issuance of additional Ordinary Shares and Restricted Shares for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Ordinary Shares and Restricted Shares, depending on the circumstances, and would likely dilute a shareholder's percentage voting power in us. Holders of our Ordinary Shares and Restricted Shares are not entitled to preemptive rights or other protections against dilution. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.
Accounting Consequences
The Reverse Split will not have an effect on the stated capital attributable to Ordinary Shares and Restricted Shares on our balance sheet because the par value of each of the Ordinary Shares and Restricted Shares will be increased by the same ratio as the ratio contemplated by the Reverse Split. Reported net income or loss per common share and book value per common share will be higher because there will be fewer Ordinary Shares and Restricted Shares, respectively. For purposes of this “Accounting Consequences” section, references to “common shares” refer to both the Ordinary Shares and Restricted Shares.

United States Federal Income Tax Consequences
The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Ordinary Shares and Restricted Shares. This summary addresses the tax consequences only to a beneficial owner of our Ordinary Shares and Restricted Shares that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Ordinary Shares and Restricted Shares (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Ordinary Shares and Restricted Shares as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (“IRC”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of June 15, 2011. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Ordinary Shares and Restricted Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Ordinary Shares and Restricted Shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.
Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.
The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Ordinary Shares and Restricted Shares received pursuant to the Reverse Split should equal the aggregate tax basis in the Ordinary Shares and Restricted Shares surrendered and the holding period for the Ordinary Shares and Restricted Shares received should include the holding period for the Ordinary Shares and Restricted Shares surrendered.

Certain Canadian Federal Income Tax Considerations

The following is a summary of the principal Canadian federal income tax consequences generally applicable to a shareholder who, for purposes of the Income Tax Act (Canada) (the “Tax Act”) and at all relevant times, holds Ordinary Shares or Restricted Shares, as the case may be, as capital property and who is not affiliated with, and deals at arm's length with, the Company. Generally, the Ordinary Shares or Restricted Shares will be considered to be capital property of a shareholder provided that they are not held in the course of carrying on a business or in connection with an adventure or concern in the nature of trade.

This summary is not applicable to a shareholder: (i) that is a “financial institution” for the purposes of the mark-to market rules contained in the Tax Act; (ii) that is a “specified financial institution” or “restricted financial institution” as defined in the Tax Act; (iii) an interest in which is a “tax shelter investment” as defined in the Tax Act; or (iv) that reports its Canadian tax results in a currency other than Canadian currency. Such shareholders are advised to consult their own tax advisors. This summary also does not address any tax considerations relevant to the acquisition, holding or disposition of Ordinary Shares or Restricted Shares, as the case may be, other than those Canadian federal income tax issues that are directly the consequence of the proposed Reverse Split.

The summary is based on the current provisions of the Tax Act and the regulations thereunder, (the “Regulations”), and the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published in writing and publicly available prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof and assumes that all such proposed amendments will be enacted in the form proposed. This summary does not otherwise take into account or anticipate any change in law, or administrative practices and assessing policies, whether by legislative, government or judicial decision or action.

This summary is of a general nature only and is not intended to be, and should not be construed as, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations and does not take into account provincial, territorial or foreign tax considerations, which may vary from the Canadian federal income tax considerations described herein. Shareholders are advised to consult their own tax advisors with regard to their particular circumstances.

Based on the Company's understanding of the current administrative practices and assessing policies of the CRA, a shareholder will not be considered to have disposed of his, her or its Ordinary Shares or Restricted Shares, as the case may be, solely as a result of the Reverse Split. Consequently, the Reverse Split will not result in the realization of a capital gain or capital loss by a shareholder. In general, the aggregate adjusted cost base of the Ordinary Shares or Restricted Shares, as the case may be, held by a shareholder immediately after the Reverse Split will be the same as the aggregate adjusted cost base of the Ordinary Shares or Restricted Shares, as the case may be, held by such shareholder immediately before the Reverse Split.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REVERSE SPLIT PROPOSAL

PROPOSAL TWO - ADOPTION OF AN AMENDMENT TO ARTICLE SIX
OF THE COMPANY'S AMENDED AND RESTATED MEMORANDUM
OF ASSOCIATION TO REFLECT THE REVERSE SPLIT
General

On October 26, 2012, 2012, our Board unanimously approved the calling of the Meeting at which the shareholders are being asked to consider passing a special resolution to amend Article SIX of the Company's Memorandum of Association to reflect the Reverse Split (the “Amendment” and the proposal the “Amendment Proposal”). The Amendment Proposal will only be put forth to a vote of the holders of the Voting Shares if the Reverse Split Proposal is approved in such manner as described above. If the Reverse Split Proposal is not approved, this Amendment Proposal will not be deliberated at the Meeting.

We will adopt the Amendment upon the affirmative vote of not less than two-thirds of those shareholders that, being entitled to do so, vote in person or by proxy at the Meeting, assuming the presence of a quorum. The additional text added to Article SIX is attached as Appendix A to this proxy statement. If the Amendment Proposal is approved, the amended Memorandum of Association will be filed with the Registrar of Companies in the Cayman Islands concurrently with the special resolution relating to the Reverse Split Proposal becoming effective.
The sole purpose of the Amendment is to ensure that our Memorandum of Association reflects the proposed Reverse Split. The Amendment will have no effect on your rights as a shareholder. The Amendment Proposal does not need to be approved in order to approve the Reverse Split Proposal. If the Reverse Split Proposal is not approved, the Amendment Proposal will not be deliberated at the Meeting.
Text of Proposed Amendment
The text of the proposed Amendment is set forth in Appendix A to this Proxy Statement. If and when effected by our Board, the Amendment will become effective upon its filing with the Registrar of Companies in the Cayman Islands.
Effective Date
Upon receipt of shareholder approval for the Reverse Split Proposal and the Amendment Proposal and pursuant to Section 62 of the Cayman Island Companies Law and the resolutions of the Board dated October 26, 2012 and upon the Company's receipt of a written letter from an underwriter or underwriters indicating that such underwriter or underwriters are ready, willing and able to proceed with an offering by the Company that enables us to meet all of the Nasdaq listing requirements, the Board will file the Amendment with the Registrar of Companies of the Cayman Islands. The Amendment will be effective as of the date of filing with the Registrar of Companies in the Cayman Islands (the “Effective Time”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT PROPOSAL

OTHER INFORMATION

Principal Shareholders

The following table sets forth information concerning the beneficial ownership of the Ordinary Shares and Restricted Shares held as of the date of this proxy statement by (i) each person known to us to own beneficially more than 5% of the issued and outstanding Ordinary Shares or Restricted Shares, (ii) each of our directors, (iii) each of the executive officers, and (iv) all directors and executive officers as a group.

Applicable percentage ownership is based on 5,149,125 Ordinary Shares, 13,284,028 Restricted Shares, 3,983,502 warrants to acquire an aggregate of 3,983,502 Ordinary Shares and 216,974 options to acquire an aggregate of 216,974 Ordinary Shares. Each of the warrants and options included in this beneficial ownership table are exercisable within 60 days of the Proxy Statement.

Name and Address of Beneficial Owner	Title Of Class	Amount and Nature of Beneficial Ownership(1) (2)	Voting Power
5% Beneficial Owners
Atlas Investors LLC(3)	Ordinary Shares	2,330,092	31.68%
Kingsway America, Inc. (5)	Restricted Shares	13,284,028	30.00%
Directors and Executive Officers
Scott Wollney	Ordinary Shares	961,058	13.07%
Jordan Kupinsky	Ordinary Shares	182,891	2.49%
Gordon Pratt(4)	Ordinary Shares	2,330,092	31.68%
Larry Swets, Jr.	Ordinary Shares	40,791	* %
Paul Romano	Ordinary Shares	218,965	2.98%
Joseph Shugrue	Ordinary Shares	265,750	3.61%
Bruce Giles	Ordinary Shares	217,286	2.95%
Leslie DiMaggio	Ordinary Shares	248,023	3.37%
All Directors, Director Nominees and Executive Officers as a Group (8 individuals)	Ordinary Shares	4,464,856	60.7%
* -- Less than 1% of the outstanding ordinary shares

Notes:

(1)
As of the date of this Proxy Statement, there were 5,149,125 Ordinary Shares and 13,284,028 Restricted Shares outstanding. Included in the shares above are the following convertible securities, exercisable within 60 days of the date hereof, that are deemed to be beneficially owned by the persons holding them for the purpose of computing that person's percentage ownership: Scott Wollney holds 471,045 warrants and 12,500 options; Jordan Kupinsky holds 72,891 options; Gordon Pratt (managed through Atlas Investors LLC, see (3) below)holds 1,144,650 warrants and 40,792 options; Larry Swets, Jr. holds 40,791 options; Paul Romano holds 101,300 warrants and 12,500 options; Joseph Shugrue holds 126,625 warrants and 12,500 options; Bruce Giles holds 101,300 warrants and 12,500 options; and Leslie DiMaggio holds 116,495 warrants and 12,500 options. These shares are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of a vested option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of Ordinary Shares outstanding on the Record Date.

(3)	Managed by Gordon Pratt, Managing Member, who is our director.
(4)	Held through Atlas Investors LLC, of which he is a Managing Member.
(5)	Includes 253,337 shares held by Mendota Insurance Company, a 100% owned subsidiary of Kingsway America Inc.
(6)	Kingsway America, Inc. recently sold 1,621,621 shares to Magnolia Capital Partners, LLC, however the transaction was not completed until after the Record Date.

Deadline for Submission of Shareholder Proposals for the 2013 Annual Meeting of the Shareholders

If a shareholder wishes to have a proposal included in the Company's Proxy Statement and form of proxy for the 2013 annual meeting of shareholders, the proposal must conform to the applicable proxy rules of the Security Exchange Commission concerning the submission and content of proposals and must be received by the Company prior to the close of business on December 27, 2012. In addition, if a shareholder intends to present a proposal at Atlas' 2013 annual meeting of shareholders without the inclusion of the proposal in the Company's proxy materials and written notice of the proposal is not received by the Company on or before December 27, 2012, proxies solicited by the Board for the 2013 annual meeting of shareholders will confer discretionary authority to vote on the proposal if presented at the meeting. shareholders should submit proposals to Atlas' executive offices, 150 Northwest Point Boulevard, Elk Grove Village, IL 60007 Attention: Scott Wollney. Atlas reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Interest of Informed Persons in Material Transactions

No director or senior officer, and no associate or affiliate of the foregoing persons, no insider and no family member of such persons has or has had any material interest, direct or indirect, in any transactions during the fiscal year ended December 31, 2011, or any transaction, or any proposed transaction, which has materially affected or will materially affect the Company.

Auditor of the Company

The firm of Johnson Lambert & Co. LLP has been the auditor of the Company since June 20, 2011.

Management Contracts

The Company entered into an agreement on March 15, 2011 with Asset Allocation & Management Company, L.L.C. (“AAM”) of Chicago, Illinois, to manage the investment portfolios of the Company's subsidiaries ACIC and ASI. Combined invested assets of these subsidiaries, as reported in their December 31, 2010 statutory annual statements, was US$182.3 million. Pursuant to the agreement, AAM will manage the invested assets in the Company's investment portfolio subject to investment guidelines prescribed by the Company. AAM will also provide accounting services related to these investment activities. AAM's compensation under the agreement is paid quarterly and determined as a percentage of the market value of assets under management on a sliding scale. The fee schedule is subject to amendment upon 60 days prior written notice to the Company. Either party may terminate the agreement with 30 days written notice. If the agreement is terminated by either party on any day other than the first day of a calendar quarter, the fee for such quarter shall be prorated based on the number of days that remain in such quarter.

The Company does not currently have any other management contracts in place.

Where You Can Find More Information
We have recently begun filing annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We have distributed to our shareholders certain annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. Financial information relating to the Company is provided in the Company's comparative annual financial statements and Management's Discussion and Analysis (“MD&A”) for the Company's most recently completed financial year. In addition, the reports and other information relating to the Company are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission's site on the Internet, located at http://www.sec.gov and on SEDAR at http://www.sedar.com. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.
Any requests for copies of information, reports or other filings with the Securities and Exchange Commission and copies of the Company's financial statements and MD&A should be directed to at Atlas Financial Holdings, Inc. 150 NW Point Boulevard, Elk Grove Village, Illinois 60007, Attn: Scott Wollney.

By Order of the Board,

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

October 29, 2012

Dated: October 29, 2012
Elk Grove Village, IL

APPENDIX A

ATLAS FINANCIAL HOLDINGS, INC.

IT WAS RESOLVED AS A SPECIAL RESOLUTION THAT following consolidation of the Company's ordinary shares and restricted voting common shares on a ratio of one for three clause 6 of the Company's Memorandum of Association be and is hereby amended to read as follows:

“The capital of the Company is US$1,000,000 divided into 266,666,667 ordinary shares of par value US$0.003 each, 100,000,000 preferred shares of par value US$0.001 each, and 33,333,333 restricted voting common shares of par value US$0.003 each provided always that subject to the Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided”.

ATLAS FINANCIAL HOLDINGS, INC.
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON DECEMBER 7, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ATLAS FINANCIAL HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” BOTH PROPOSALS.
The undersigned shareholder of Atlas Financial Holdings, Inc., a Cayman Islands corporation (“Atlas” or the “Company”), having read the notice of extraordinary general meeting of shareholders and the definitive proxy statement, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Scott D. Wollney and Gordon G. Pratt, or either of them, or instead of any of the foregoing, ____________________ with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of capital stock which the undersigned may be entitled to vote at the extraordinary general meeting of shareholders of Atlas (the “Meeting”) to be held at the Company's offices, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007, at 10 a.m. Central Standard Time, on Friday, December 7, 2012, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the definitive proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

(1)     The Reverse Split Proposal- to consider and vote upon a special resolution to effect a share consolidation of the Company's Ordinary Shares and Restricted Shares at a ratio of one-for-three such that the number of the Company's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio as set out in the attached notice of meeting and management proxy statement;
☐    FOR                ☐    AGAINST            ☐    ABSTAIN
(2)    The Amendment Proposal- to consider and vote upon a special resolution to effect an amendment to Article Six of the Company's Memorandum of Association to reflect the Reverse Split as set out in the attached notice of meeting and management proxy statement;
☐    FOR                ☐    AGAINST            ☐    ABSTAIN

IN THEIR DISCRETION THE PROXYHOLDERS ARE AUTHORIZED AND EMPOWERED TO VOTE UPON AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING, IF SUBMITTED TO A VOTE OF THE SHAREHOLDERS, A MOTION TO ADJOURN THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO ANOTHER TIME OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Each shareholder has the right to appoint a person other than the management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Company.

Proxy cards properly executed and returned without direction will be voted “FOR” the proposals.

To be valid, this proxy must be received by the Company's transfer agent, Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, ON M5H 4H1, not later than 48 hours, excluding Saturdays, Sundays and holidays, prior to the Meeting or any adjournment or postponement thereof. Late proxies may be accepted or rejected by the Chair of the meeting in their discretion.

(SEE REVERSE)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _____________, 2012

INDIVIDUAL OR JOINT HOLDER:

___________________________________________
Signature

___________________________________________
Print Name Here

___________________________________________
Signature (if held jointly)

___________________________________________
Print Name Here

CORPORATE OR PARTNERSHIP HOLDER:

___________________________________________
Print Company Name Here

By: ________________________________________

___________________________________________
Print Name Here

Its: ________________________________________
Print Title Here